UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Exela Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V48469-P10922 EXELA TECHNOLOGIES, INC. 2701 E. GRAUWYLER ROAD IRVING, TEXAS 75061 EXELA TECHNOLOGIES, INC. Combined 2023 and 2024 Annual Meeting Vote by June 12, 2024 11:59 PM ET You invested in EXELA TECHNOLOGIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Combined 2023 and 2024 Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 13, 2024. Vote Virtually at the Meeting* June 13, 2024 10:00 AM, CT Virtually at: www.virtualshareholdermeeting.com/XELA2024 Get informed before you vote View the Proxy Statement and Annual Reports on Form 10-K for the years ended December 31, 2022 and December 31, 2023 online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V48470-P10922 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect to the Board of Directors the nominees named in the Proxy Statement who have been nominated by the Board of Directors to serve as Class A and Class C directors and whose current terms will expire at the Combined 2023 and 2024 Annual Meeting. Nominees: Class A Nominees 1a. Sharon Chadha For 1b. J. Coley Clark For 1c. Ronald C. Cogburn For Class C Nominees 1d. Par S. Chadha For 1e. Martin P. Akins For 2. To approve, on a non-binding, advisory basis, compensation of the Company’s named executive officers as described in the Proxy Statement. For 3. To approve, on a non-binding, advisory basis, the frequency of future non-binding, advisory votes on compensation paid to the Company’s named executive officers. 1 Year 4. To approve the Exela Technologies, Inc. 2024 Stock Incentive Plan. For 5. To approve an amendment to the Company’s Certificate of Designations of the Company’s Series B Cumulative Convertible Perpetual Preferred Stock to allow the Company, in its sole discretion, to have the ability to (a) pay dividends in shares of Common Stock, (b) pay less than all of the accrued dividends, and (c) pay dividends on any date designated by the Company’s board of directors for the payment of dividends. For 6. To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. For 7. To approve one or more adjournments of the Annual Meeting, if necessary or appropriate, if a quorum is present, to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve Proposal No. 5. For NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.